Exhibit 10.1

AMENDMENT NO. 1 TO

NON-REDEMPTION AGREEMENT

This Amendment No. 1 to Non-Redemption Agreement (this “Amendment”) is entered as of November 12, 2024 by and among Chain Bridge I, a Cayman Islands exempted company (“CBRG” or the “Company”), and the Backstop Investor (as defined below).

RECITALS

WHEREAS, the Company and the Backstop Investor entered into that certain Non-Redemption Agreement, dated as of November 11, 2024 (the “Original Agreement”).

WHEREAS, the Company and the Backstop Investor desire to amend the date by which the Backstop Investor agreed to purchase Acquired Shares (as defined in the Original Agreement”).

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Recitals. The words “prior to November 13, 2024” in the sixth (6th) recital are deleted and replaced by “prior to the Meeting”.

2.	Full Force and Effect; References. Except as expressly amended hereby, all of the provisions of the Original Agreement are hereby affirmed and shall continue in full force and effect in accordance with their respective terms. Upon the effectiveness of this Amendment, each reference in the Original Agreement to "this Agreement," "hereunder," or words of like or similar import shall mean and be a reference to the Original Agreement, as modified and amended by this Amendment.

3.	Governing Law. This Agreement, the rights and duties of the parties hereto, and any disputes (whether in contract, tort or statute) arising out of, under or in connection with this Agreement will be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the District of Delaware or, if such court does not have jurisdiction, the Delaware state courts located in Wilmington, Delaware, in any action arising out of or relating to this Agreement. The parties irrevocably agree that all such claims shall be heard and determined in such a Delaware federal or state court, and that such jurisdiction of such courts with respect thereto will be exclusive. Each party hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding arising out of or relating to this Agreement that it is not subject to such jurisdiction, or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 24 hereof or in such other manner as may be permitted by law, will be valid and sufficient service thereof.

4.	Counterparts. This Amendment may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument, and shall include images of manually executed signatures transmitted by electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures and electronic records (including without limitation, any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record keeping system to the fullest extent permitted by applicable law.

5.	Entire Agreement. The Original Agreement, as modified by this Amendment, and the agreements referenced herein and therein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent that they relate in any way to the subject matter hereof.

6.	Headings. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

[Signatures follow on next page]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

INVESTOR:

[____________________]

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Non-Redemption Agreement]

COMPANY:

CHAIN BRIDGE I

By:
Name:	Andrew Cohen
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Non-Redemption Agreement]

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